EQ/AB Short Duration Government Bond Portfolio — Class IA, Class IB and Class K Shares
Summary Prospectus dated May 1, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at https://equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/AB Short Duration Government Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%[1]	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.82%	0.82%	0.57%
Fee Waiver and/or Expense Reimbursement[2]	(0.05)%	(0.05)%	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%	0.77%	0.52%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2026 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.77% for Class IA and Class IB shares and 0.52% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2026. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at
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the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$79	$257	$450	$1,009
Class IB Shares	$79	$257	$450	$1,009
Class K Shares	$53	$178	$313	$709
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures (including a short position in a futures contract) and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.
The Portfolio may also purchase corporate bonds, notes, asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities, zero-coupon bonds, pay-in-kind securities, and 144A bonds. The Portfolio may also invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries.
The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.
In managing the Portfolio, the Sub-Adviser may use interest rate forecasting to guide the level of interest rate risk to accept at a given time. The Portfolio may moderately shorten its average duration when the Sub-Adviser expects interest rates to rise and modestly lengthen its average duration when the Sub-Adviser expects interest rates to fall. The Portfolio may invest in U.S. Treasury futures contracts to manage duration.
The Sub-Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Sub-Adviser takes into account various factors, including the credit quality and interest rate sensitivity of the securities under consideration and of the Portfolio’s other holdings.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk  — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities
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to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market participants, may include significant risks to global financial markets.
U.S. Government Securities Risk  — Although the Portfolio may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Portfolio itself and do not guarantee the market prices of the securities. Securities issued by the U.S. Treasury or other agencies and instrumentalities of the U.S. government may decline in value as a result of, among other things, changes in interest rates, political events in the United States, international developments, including strained relations with foreign countries, and changes in the credit rating of, or investor perceptions regarding the creditworthiness of, the U.S. government. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury involve greater credit risk than investments in other types of U.S. government securities.
Interest Rate Risk  — Changes in interest rates may affect the yield, liquidity and value of investments in debt securities or other income-producing securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Portfolio.
Credit Risk  — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively
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affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Portfolio may experience a significant or complete loss on a fixed income security or a transaction.
Derivatives Risk  — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Foreign Securities Risk  — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk  — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Futures Contract Risk  — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.
Portfolio Management Risk  — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various
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technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Cash Management Risk  — Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived as unable or unwilling, to honor its obligations.
Investment Grade Securities Risk  — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Mortgage-Related and Other Asset-Backed Securities Risk  — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.
Prepayment Risk and Extension Risk  — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk  — Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.
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Redemption Risk  — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Short Position Risk  — The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.
Zero Coupon and Pay-in-Kind Securities Risk  — Zero coupon and pay-in-kind securities are debt securities that do not make periodic cash interest payments. Zero coupon securities are issued at a significant discount from their face value. Zero coupon and pay-in-kind securities tend to be subject to greater fluctuations in market value in response to changing interest rates than securities of comparable maturities that pay interest periodically and in cash.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2024, compared to the returns of a broad-based securities market index. The additional securities market index shows how the Portfolio's performance compared with the returns of another index that has characteristics relevant to the Portfolio's investment strategies.  Past performance is not an indication of future performance.
Class IA shares have not commenced operations as of the date of this Prospectus.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	2.02%	2024 3rd Quarter
Worst quarter (% and time period)	-1.43%	2022 1st Quarter
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  Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/AB Short Duration Government Bond Portfolio - Class IB	4.44%	1.47%	1.09%
EQ/AB Short Duration Government Bond Portfolio - Class K	4.67%	1.72%	1.34%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
ICE BofA 1-Year U.S. Treasury Note Index (reflects no deduction for fees, expenses, or taxes)	4.92%	2.08%	1.66%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Matthew Sheridan, CFA®	Senior Vice President and Director of Fixed Income of AllianceBernstein	February 2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
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TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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